Exhibit 99.1

NEWS RELEASE

For further information, contact:	Matt Quantz, Manager – Corporate Communications
(337) 232-7028

PETROQUEST ENERGY ANNOUNCES PUBLIC OFFERING OF 10,000,000

SHARES OF COMMON STOCK

LAFAYETTE, LA – March 11, 2015 – PetroQuest Energy, Inc. (“PetroQuest” or the “Company”) (NYSE: PQ) announced today that it has commenced, subject to market conditions, an underwritten public offering of 10,000,000 shares of its common stock. The Company has granted the underwriters a 30-day option to purchase up to 1,500,000 additional shares of common stock to cover any over-allotments. The Company intends to use the net proceeds from the offering for working capital and for general corporate purposes, including the repayment of outstanding borrowings under the Company’s senior secured bank credit facility.

Johnson Rice & Company L.L.C. and Scotia Howard Weil will act as joint book-running managers for the offering. The shares are being offered pursuant to an effective shelf registration statement that has been filed with the Securities and Exchange Commission (the “SEC”). A copy of the preliminary prospectus supplement and related base prospectus for the offering is being filed with the SEC and will be available at no charge on the SEC’s website, www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and related base prospectus may be obtained from the following addresses:

Johnson Rice & Company L.L.C.

Attention: Corporate Finance Department

639 Loyola Avenue, Suite 2775

New Orleans, Louisiana 70113

Telephone: (800) 443-5924

Scotia Howard Weil

Attention: Equity Capital Markets

250 Vesey Street, 24th Floor

New York, New York 10281

Telephone: (212) 225-6854

This news release does not constitute an offer to sell or solicitation of an offer to buy any security, nor will there be any sale of these securities in any jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering may be made only by means of a prospectus supplement and related base prospectus.

About the Company

PetroQuest Energy, Inc. is an independent energy company engaged in the exploration, development, acquisition and production of oil and natural gas reserves in the Arkoma Basin, Texas, Louisiana and the shallow waters of the Gulf of Mexico. PetroQuest trades on the New York Stock Exchange under the ticker PQ.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this news release are forward-looking statements. Although PetroQuest believes that the expectations reflected in these forward-looking statements are reasonable, these statements are based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including the volatility of oil and natural gas prices and significantly depressed oil prices since the end of 2014, our estimate of the sufficiency of our existing capital sources, including availability under our senior secured bank credit facility and the result of any borrowing base redetermination, our ability to raise additional capital to fund cash requirements for future operations, the effects of a financial downturn or negative credit market conditions on our liquidity, business and financial condition, the declines in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our ability to find oil and natural gas reserves that are economically recoverable, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, our ability to realize the anticipated benefits from our joint ventures, the timing of development expenditures and drilling of wells, hurricanes, tropical storms and other natural disasters, changes in laws and regulations as they relate to our operations, including our fracking operations or our operations in the Gulf of Mexico, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the SEC. PetroQuest undertakes no duty to update or revise these forward-looking statements.